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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 25, 2001
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                       Service Systems International, Ltd.
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             (Exact name of registrant as specified in its charter)

             Nevada                    0-21753                 88-0263701
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  (State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)            File Number)               Ident. No.)

               2800 Ingleton Avenue, Burnaby, B.C. Canada V5C 6G7
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (604) 451-1069
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         (Former name or former address, if changed since last report.)


Item 5.  Other Events.

The following discussion and analysis should be read in conjunction with our Financial Statements and the Notes attached. Information discussed in this report may include forward-looking statements regarding events or our financial performance and are subject to a number of risks and other factors, which could cause the actual results to differ materially from those, contained in the forward-looking statements. Among such factors are 1) general business and economic conditions, 2) customer acceptance and demand for our products, 3) our overall ability to design, test and introduce new products on a timely basis, 4) the nature of the markets addressed by our products, and 5) other risk factors listed from time to time in documents we have filed with the SEC.

On January 25, 2001, the Registrant ("Service Systems") and its wholly owned subsidiary, UV Systems Technology, Inc., a British Columbia company ("UV Systems"), entered into a Strategic Alliance Agreement and related agreements with US Filter/Wallace & Tiernan, Inc., a Delaware corporation
("U.S.Filter/Wallace & Tiernan")

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In general, the Strategic Alliance Agreement provides that U.S. Filter/Wallace &
Tiernan will market, offer and sell Service Systems' UltraGuard(R) ultraviolet disinfection systems (the "Systems"), including aftermarket components and spare parts, on an exclusive basis for ten years throughout a territory consisting of North America, Central America (including the Caribbean Zone) and South America (the "Territory"). Certain of the basic terms of the Strategic Alliance
Agreement and related agreements are summarized below. The summaries are subject to and qualified by the agreements themselves. Reference should be made to the agreements themselves to insure adequate understanding.

STRATEGIC ALLIANCE AGREEMENT. The parties to the Strategic Alliance Agreement are Service Systems and UV Systems, and U.S. Filter/Wallace & Tiernan. The term of the Strategic Alliance Agreement is ten years, subject to earlier termination, including termination for convenience by either party after three years. If not terminated, the Agreement is subject to automatic one-year renewals. During the term, U.S. Filter/Wallace & Tiernan will act as the exclusive agent within the Territory for the marketing, sales and distribution of the Systems, including aftermarket components and spare parts, for all municipal (excluding aquatics) and industrial water and wastewater treatment applications. Service Systems will refrain from any direct or indirect attempt to market, sell or distribute Systems or components within the Territory. U.S. Filter/Wallace & Tiernan will use its existing sales network and distribution system to market, offer and distribute the Systems, and also will provide start up assistance, ongoing service, and components, parts and spares installation support. U.S. Filter/Wallace & Tiernan will cause certain companies related to it to refrain from any direct or indirect attempt to market, sell or distribute competitive products within the Territory. Service Systems will sell ultraviolet disinfection systems and components to U.S. Filter/Wallace & Tiernan and provide related support services. The purchase price to be paid by U.S. Filter/Wallace & Tiernan for each System or component manufactured or supplied by Service Systems will be based upon Service Systems' list price and applicable tax, less a discount. Under specified circumstances, list prices, discount and purchase prices may be subject to adjustment. U.S. Filter/Wallace & Tiernan will make progress payments as the design and manufacture of the System progresses through to delivery and final acceptance of the System by the end user. If Service Systems is unable or unwilling to meet specified manufacture and supply requirements, then U.S. Filter/Wallace & Tiernan may manufacture and supply Systems and components. U.S. Filter/Wallace & Tiernan will pay a royalty payment for each System or component, whether manufactured or supplied by Service System or U.S. Filter/Wallace & Tiernan. The Strategic Alliance Agreement also gives U.S. Filter/Wallace & Tiernan a right of first refusal with respect to any distribution or marketing agreements which Service Systems or UV Systems may wish to make outside the Territory.

LICENSE AGREEMENT. Service Systems, UV Systems and U.S. Filter/Wallace & Tiernan also entered into a License Agreement by which Service System and UV Systems granted to U.S. Filter/Wallace & Tiernan certain exclusive rights in and to patents, trademarks, trade secrets, copyrights, software and know-how related to the sale, distribution, promotion, marketing or manufacture of Systems for installation within the Territory. U.S. Filter/Wallace & Tiernan will pay a royalty equal to 5% of the net sales price with respect to any System manufactured or supplied by Service Systems/UV Systems and a royalty between 5% and 10% with respect to any System manufactured or supplied by U.S. Filter/Wallace & Tiernan. In connection with the License Agreement, the parties entered

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into a Trust Agreement with Fort Knox Escrow Services, Inc., a Georgia corporation, which provides that software and manufacturing instructions be placed into escrow.

STOCK PURCHASE WARRANTS. Concurrently with the execution of the Strategic Alliance Agreement, Service Systems granted three Stock Purchase Warrants to U.S. Filter/Wallace & Tiernan for an aggregate of 3,000,000 shares of Service Systems' common stock, as follows:

- 1,000,000 shares at an exercise price equal to the lower of $0.97 per share or the "Fair Market Value" of the common stock as of April 25, 2001;
-    1,000,000 shares at an exercise price of $1.00 per share; and
-    1,000,000 shares at an exercise price of $2.00 per share.

The warrants may be exercised from time to time from October 3, 2002 up to and including October 10, 2010. If the Strategic Alliance Agreement is terminated for convenience, the warrants will expire on the second anniversary of the effective date of that termination. In addition, on January 25 of each year during the term of the Strategic Alliance Agreement, Service Systems will grant to U.S. Filter/Wallace & Tiernan additional warrants to purchase Service Systems common stock, based upon the orders for Systems booked or significantly influenced by U.S. Filter/Wallace & Tiernan during the preceding 12 months. Provided at least US$1,000,000 of orders for Systems have been booked or influenced, each warrant will permit U.S. Filter/Wallace & Tiernan to purchase 50,000 shares and also 500 shares for each US$10,000 of orders for Systems booked or significantly influenced by U.S. Filter/Wallace & Tiernan in excess of US$1,000,000 during the preceding 12 months. The exercise price per share reflected in each additional warrant will be the "Fair Market Value" of Service Systems common stock, determined as of the date of grant of the additional warrants.

The cumulative number of shares for which these warrants may be granted will not exceed, in the aggregate, 20% of issued and outstanding shares of Service Systems' common stock at the date of the grant.

REGISTRATION RIGHTS AGREEMENT. Service Systems and U.S. Filter/Wallace & Tiernan also entered into a Registration Rights Agreement. The Registration Rights Agreement entitles U.S. Filter/Wallace & Tiernan to demand registrations (two long form registrations and, if available, short form registrations at specified intervals) and piggyback registrations for the shares of Service Systems' common stock issued upon exercise of the warrants.

SECURITY AGREEMENT. Service Systems and UV Systems have granted to U.S. Filter/Wallace & Tiernan a security interest in certain rights in and to their patents, trademarks, trade secrets, copyrights, software and know-how, and contracts related to the use or exploitation of these rights in connection with the sale, distribution, promotion, marketing or manufacture of Systems for installation within the Territory. The security interest secures an obligation to make a $100,000 payment under the Strategic Alliance Agreement upon a termination by convenience, or a termination, rejection, disclaiming or repudiation of the License Agreement in connection with insolvency proceedings.

Service Systems believes the Strategic Alliance with US Filter/Wallace & Tiernan will benefit Service Systems through a reduction of operating and working capital, as US Filter/Wallace & Tiernan will be responsible for sales and marketing expenses and after sales costs associated with start up, installation support and ongoing service, among other things. Due to the operational cost reduction, margin expectations remain consistent with those contemplated prior to the signing of the Agreement.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SERVICE SYSTEMS INTERNATIONAL, LTD.

Date:  February 27, 2001            By:  /s/ Kenneth Fielding
                                         Kenneth Fielding, President


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                                  EXHIBIT INDEX



   10(xvi)     Strategic Alliance Agreement between         Filed Electronically
               US Filter/Wallace & Tiernan, Inc.,           Herewith
               Service Systems International Ltd. and
               UV SystemsTechnology, Inc.
               Dated January 25, 2001